FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of April 5, 2002, is by and between InteliData Technologies Corporation, a Delaware corporation and Alfred S. Dominick, Jr. ("Executive") and amends the Employment Agreement dated April 5, 1999 between InteliData and the Executive as follows:

        1. Section 2 of the Employment Agreement shall be replaced in its entirety by the following:

               "2. Term. The period of employment shall be from April 5, 1999 through April 5, 2003, unless sooner terminated as herein set forth."

         IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO EMPLOYMENT AGREEMENT as of the fifth day of April 2002.

                               InteliData Technologies Corporation



                                     By:   William F. Gorog
                                     --------------------------------


                                     /s/ Alfred S. Dominick, Jr.
                                     --------------------------------
                                     Alfred S. Dominick, Jr.